================================================================================

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                             SIGNATURE EYEWEAR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

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================================================================================

                             SIGNATURE EYEWEAR, INC.
                              498 NORTH OAK STREET
                               INGLEWOOD, CA 90302


                                                                  March 17, 2009

Dear Shareholders:


         We cordially invite you to attend the 2009 Annual Meeting of Shareholders. The meeting will be held on Wednesday, May 6, 2009 at 11:00 A.M. at 498 North Oak Street, Inglewood, California.

         We have enclosed the Notice of the 2009 Annual Meeting of Shareholders, the Proxy Statement, a proxy card, a postage prepaid return envelope and a copy of our Annual Report to Shareholders, which includes our Form 10-K for the year ended October 31, 2008 as filed with the Securities and Exchange Commission.

         At the meeting, you will be asked to elect five directors. We will also report on our performance in fiscal 2008 and answer your questions regarding Signature Eyewear.

         Fiscal 2008 was another excellent year for Signature Eyewear. Despite the weakening economy, domestic sales remained at the same level as the prior year. We introduced our Carmen Marc Valvo collection and it was voted the best new product at the International Vision Expo in April 2008. Additionally, bebe eyes, our most popular eyewear collection, continued to expand worldwide and develop better market penetration.

         We are excited about our newest line, Michael Stars Eyewear, which we launched in February of this year. This collection, which will include prescription eyewear and sunwear, is targeted to the value segment of the frame market and, due to its price point, is likely to be covered by optical insurance. We have also expanded our Signature Collection to include more value-priced frames to attract optical retailers in the current economic environment.

         Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card by April 30, 2009 even if you plan to attend the meeting.

         We look forward to seeing you at the meeting.

                                   Sincerely,


                                   Michael Prince
                                   CHIEF EXECUTIVE OFFICER

                             SIGNATURE EYEWEAR, INC.
                              498 NORTH OAK STREET
                               INGLEWOOD, CA 90302
                                 _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 2009
                                 _______________


TO OUR SHAREHOLDERS:

         Notice is hereby given to the holders of Common Stock of Signature Eyewear, Inc. that the 2009 Annual Meeting of Shareholders will be held on Wednesday, May 6, 2009, at 11:00 A.M. (California time) at our corporate headquarters at 498 North Oak Street, Inglewood, California.

         At the Annual Meeting we will ask you to:

         1. Elect five directors to serve for a term of one year and until their successors are elected and qualified. The persons nominated by the board of directors (Edward Meltzer, Drew Miller, Ted Pasternack, Michael Prince and Richard M. Torre) are described in the accompanying Proxy Statement; and

         2. Transact any other business that may properly be presented at the meeting.

         If you owned Common Stock of Signature Eyewear, Inc. on March 17, 2009, the record date, you are entitled to attend and vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

                                             By Order of the Board of Directors,



                                             Ted Pasternack
March 17, 2009                               CORPORATE SECRETARY



================================================================================
                                    IMPORTANT

  THE PROMPT RETURN OF YOUR SIGNED PROXY WILL BE HELPFUL IN REDUCING EXPENSES
               INCIDENT TO THE COMPANY'S SOLICITATION OF PROXIES.
================================================================================

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 6, 2009 -

THIS PROXY STATEMENT, ALONG WITH THE PROXY CARD, AND OUR ANNUAL REPORT TO SHAREHOLDERS, INCLUDING OUR FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE AT OUR WEBSITE, http://www.signatureeyewear.com UNDER "INVESTOR INFORMATION."

                             SIGNATURE EYEWEAR, INC.

                                 _______________


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 6, 2009

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT AND PROXY CARD?

         We sent you this Proxy Statement and the enclosed proxy card because you own shares of Common Stock of Signature Eyewear, Inc. This Proxy Statement, which is furnished by the Board of Directors of Signature Eyewear, Inc., provides you with information that will help you to cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card.

         When you complete, sign, date and return the proxy card, you appoint each of Richard M. Torre and Michael Prince, directors of Signature Eyewear, as your representatives at the Annual Meeting (your proxies). Mr. Torre and Mr. Prince will vote your shares at the Annual Meeting as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Mr. Torre and Mr. Prince will vote your shares, under your proxy, in accordance with their best judgment.

         We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or around March 20, 2009 to all shareholders entitled to vote. Shareholders who owned Common Stock on March 17, 2009 (the record date) are entitled to vote. On the record date, there were 6,955,639 shares of Common Stock outstanding. The Common Stock is our only class of voting stock outstanding.

         We have enclosed our Annual Report to Shareholders, which includes our Form 10-K for the year ended October 31, 2008 as filed with the Securities and Exchange Commission. The Annual Report is not to be considered part of the soliciting materials.

WHAT AM I VOTING ON?

         We ask you to vote on the election of five directors. The section entitled "Election of Directors" gives you more information on this proposal.

         At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the shareholders at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

         You have one vote for each share of our Common Stock. In the election of directors, you may be permitted to "cumulate" your votes.

WHAT IS "CUMULATIVE VOTING"?

         Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder has on a single matter is the number of shares of Common Stock held by the shareholder. For example, if you hold 1,000 shares of Common Stock, you are entitled to 5,000 total votes in the election of directors (five - the number of directors - multiplied by one vote per share of Common Stock, or 5,000 votes). A shareholder may use all of his or her votes for one nominee, or may distribute his or her votes among two or more nominees, as the shareholder sees fit. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

         Your proxies may, in their discretion, cumulate votes for shares with respect to which they have proxies.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

         Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either as a vote cast for or against in the election of directors.

HOW CAN I VOTE?

YOU MAY VOTE BY MAIL

         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement.

YOU MAY VOTE IN PERSON AT THE ANNUAL MEETING

         You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting. Otherwise, we cannot count your votes.

MAY I REVOKE MY PROXY?

         If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o    You may send in another proxy with a later date;

         o You may notify our Secretary in writing at our corporate headquarters before the Annual Meeting that you have revoked your proxy; or

         o    You may vote in person at the Annual Meeting.

HOW WILL SHARES I HOLD IN STREET NAME BE VOTED?

         If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under New York Stock Exchange rules to vote customers' shares on certain "routine" matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

         We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

HOW MANY VOTES MAY BE CAST AT THE ANNUAL MEETING?

         Based on the number of shares of Common Stock outstanding on the record date, up to 6,955,639 votes may be cast on any matter.

HOW MANY SHARES DO YOU NEED TO HOLD THE ANNUAL MEETING (WHAT ARE THE QUORUM REQUIREMENTS)?

         Shares representing a majority of our outstanding votes on the record date of March 17, 2009 must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. Accordingly, a quorum will be 3,477,820 shares.

         Shares are counted as present at the Annual Meeting if the shareholder either:

         o    is present at the Annual Meeting; or

         o    has properly submitted a proxy card.

WHO NOMINATES INDIVIDUALS FOR ELECTION TO THE BOARD OF DIRECTORS?

         Nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock.

HOW MANY VOTES MUST THE DIRECTOR NOMINEES HAVE TO BE ELECTED?

         The five nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

WHO PAYS THE COSTS OF SOLICITING THESE PROXIES?

         We pay for distributing and soliciting proxies and reimburse brokers', nominees', fiduciaries' and other custodians' reasonable fees and expenses in forwarding proxy materials to shareholders. Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means. We do not pay those individuals additional compensation for soliciting proxies.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

         The Board of Directors recommends a vote FOR election of the directors named in this Proxy Statement. The proxy holders will vote in their discretion with respect to any other matter that properly comes before the Annual Meeting.


                              ELECTION OF DIRECTORS

         Our bylaws state that the Board of Directors will consist of not less than four directors nor more than seven directors, with the exact number fixed from time to time by the Board. The authorized number of directors is currently five.

         Under the Certificate of Determination creating our Series A 2% Convertible Preferred Stock (the "Series A Preferred"), because the Company had missed two dividend payments with respect to the Series A Preferred, the holders of the Series A Preferred have the right to cause the number of authorized directors to be increased by two and to elect directors to fill those vacancies. This right will continue until all arrears in dividends have been paid and dividends for the current period have been paid or declared and set aside for payment. As of the record date, there was one holder of the Series A Preferred, and this holder has advised the Company that it does not intend to exercise its right to elect directors.

         The Board of Directors has nominated the five current directors for re-election by the holders of the Common Stock. Each nominee has indicated that he is willing to serve as a director. If any nominee is unable to serve or for good cause will not serve, Mr. Torre and Mr. Prince (YOUR PROXIES) may vote for another nominee proposed by the Board of Directors. If any director resigns, dies or is otherwise unable to serve out his term, the Board of Directors may fill the vacancy until the next annual meeting.

                         INFORMATION ABOUT THE NOMINEES

         The following information is provided regarding the nominees:

-------------------  ------  ----------  ----------------------------------------------------------------
                             YEAR FIRST
                             ELECTED OR
                     AGE AT  APPOINTED
     NAME            3/3/09   DIRECTOR                        PRINCIPAL OCCUPATION
-------------------  ------  ----------  ----------------------------------------------------------------
Edward Meltzer         73       2003     Mr. Meltzer has been the President of Elanday Equities, Inc., an exporter of various products, since 1987.
-------------------  ------  ----------  ----------------------------------------------------------------
Drew Miller            50       2003     Mr. Miller has been the President of Heartland Consulting Group since 1994, and has been the President of Global Vantage
                                         Securities.  Mr. Miller is a Certified Management Accountant,
                                         Certified Mergers and Acquisitions Advisor, Certified Financial
                                         Planner and a Certified Government Financial Manager.
-------------------  ------  ----------  ----------------------------------------------------------------


                                       -4-

-------------------  ------  ----------  ----------------------------------------------------------------
Ted Pasternack         66       2003     Mr. Pasternack is a Certified Public Accountant who for more than the past ten years has been a financial consultant through
                                         Betafam, Inc., a corporation wholly owned by him.
-------------------  ------  ----------  ----------------------------------------------------------------
Michael Prince         59       1994     Mr. Prince joined the Company in 1993 and has served as the
                                         Chief Financial Officer and as a director of the Company since
                                         March 1994, and as Chief Executive Officer since April 2003.
-------------------  ------  ----------  ----------------------------------------------------------------
Richard M. Torre       63       2003     Mr. Torre has served as Chairman of the Board since April 2003.
                                         For the past seven years, he has been Chairman of Dartmouth
                                         Associates, Inc., a merchant and investment bank with diverse holdings in commercial banking, fish processing, office products and technology.  He is currently also Chairman of Dauntless
                                         Capital Partners, LLC.; Chairman, The Hydrogen Fund;  Chairman,
                                         Dartmouth Commerce of Manhattan, Inc.; and Vice-Chairman, JLM
                                         Foodservices, Inc.
-------------------  ------  ----------  ----------------------------------------------------------------

         Messrs. Meltzer, Miller, Pasternack and Torre are "independent" directors under the listing standards for Nasdaq.

BOARD AND COMMITTEE MEETINGS

         The Board of Directors held five meetings during fiscal 2008. Each director attended more than 75% of all meetings of the Board of Directors and Board Committees on which he served during the period he was a director in fiscal 2008.

BOARD COMMITTEES

         The Board of Directors has an Audit Committee and a Compensation Committee.

         AUDIT COMMITTEE. The functions of the Audit Committee and its activities during fiscal 2008 are described below under the heading "Report of the Audit Committee."

         The Audit Committee is comprised of two directors, Ted Pasternack (Chairman) and Drew Miller. Each of these directors is "independent" under the listing standards for Nasdaq. In addition, the Board of Directors has determined that Mr. Pasternack, a member of the Audit Committee, is an "audit committee financial expert," as that term is defined in Regulation S-K of the Securities and Exchange Commission.

         The Board of Directors has adopted a written charter for the Audit Committee, and the Audit Committee within the past year has reviewed and assessed the adequacy of the charter. A copy of the Audit Committee Charter is available on our website at www.seye.com.

         The Audit Committee met four times in fiscal 2008.

         COMPENSATION COMMITTEE. The Compensation Committee recommends to the Board of Directors all elements of compensation for the executive officers. The Committee consists of Messrs. Meltzer (Chairman) and Pasternack. Each of these directors is "independent" under the listing standards for Nasdaq. The Compensation Committee met once in fiscal 2008. The Compensation Committee does not have a charter.

NOMINATIONS FOR DIRECTOR

         The Board of Directors fills vacancies on the Board of Directors and nominates a slate of directors for election at annual meetings of shareholders. Because all five of our directors participate in the process of identifying qualified director nominees, the Board of Directors does not believe that it is necessary to have a separate Nominating Committee. The Board of Directors does not have a written charter that governs the director nomination process.

         The Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board. When considering candidates for director, the Board of Directors takes into account a number of factors, including the following (although candidates need not possess all of the following characteristics, and not all factors are weighted equally):

         o Ability to attend regular and special board and committee meetings and willingness to perform the duties of a director

         o   Fine moral character, good personal and business reputation

         o   Industry knowledge and contacts in industries served by the Company

         o Ability to be responsible, fair-minded, reliable, ethical and possess high integrity

         o Candidates from the local community who are well known and respected will be given preferential consideration

         o   Prior experience on boards of directors

         o   Senior-level management experience

         o Possession of specific skills in electronic data processing, internal auditing, accounting, personnel, finance, etc., and/or demonstrated business or financial institution consulting expertise and experience

         The Board of Directors will periodically assess the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, or the size of the Board of Directors is expanded, the Board of Directors will consider various potential candidates for director. Candidates may come to the attention of the Board of Directors through current Board of Directors members or management, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year.

         The Board of Directors will consider candidates for directors recommended by shareholders who follow the proper procedures in submitting the recommendation. The Board of Directors will consider candidates recommended by shareholders using the same criteria it applies to candidates recommended by directors. To be considered for election at an annual meeting, the recommendation must be submitted no later than December 31 of the year prior to the year in which the meeting will be held. The recommendation must by in writing addressed to the

Corporate Secretary and must include the following: (i) statement that the writer is a shareholder and is proposing a candidate for consideration by the Board; (ii) name and contact information for the candidate; (iii) statement of the candidate's business and educational experience; (iv) information regarding each of the factors listed above (other than the factor regarding board size and composition) sufficient to enable the Board of Directors to evaluate the candidate; (v) statement detailing any relationship between the candidate and any competitor of the Company; (vi) detailed information about any relationship or understanding between the writer and the candidate; and (vii) statement that the candidate is willing to be considered and is willing to serve as a director if nominated and elected.

                            COMPENSATION OF DIRECTORS

         The following table provides information about the compensation of our directors for services in fiscal 2008:

--------------------------------------------------------------------------------
                          DIRECTOR COMPENSATION(1)
                              FEES EARNED OR
                               PAID IN CASH       ALL OTHER
            NAME                   ($)          COMPENSATION ($)      TOTAL ($)
--------------------------   ----------------   ----------------   -------------

Edward Meltzer                   $22,000                              $22,000

Drew Miller                      $15,000                              $15,000

Ted Pasternack                   $21,750                              $21,750

Richard M. Torre                      --         $55,000(2)           $55,000
--------------------------------------------------------------------------------
____________
(1) A Director who is an employee (Michael Prince) receives no separate compensation for services as director. See "Executive Compensation" for information concerning compensation paid to Mr. Prince.

(2) Represents consulting fees paid to Dartmouth Commerce of Manhattan, Inc., which is owned by Mr. Torre, pursuant to consulting agreement that provides for annual compensation in the amount of $55,000 per year plus reimbursement for expenses and may be terminated by either party.

         In fiscal 2008, each outside director other than Richard M. Torre received a monthly fee of $1,000 and a fee of $1,000 per meeting attended, and the chairman of each Board committee received a quarterly fee of $250. As a result of the consulting arrangement between the Company and Dartmouth Commerce of Manhattan, Inc., a corporation owned by Mr. Torre, Mr. Torre does not receive directors' fees.

         We may from time to time grant options or sell stock to our directors. We did not grant options or sell stock to our directors in fiscal 2008.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

         We have scheduled a board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid business or personal conflict. All of our directors attended our 2008 Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD NOMINEES.


                          REPORT OF THE AUDIT COMMITTEE

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT SIGNATURE EYEWEAR, INC. SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

         The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission and the unaudited financial statements included with Quarterly Reports on Form 10-Q filed with the Commission.

         The Audit Committee met and discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Signature Eyewear, Inc. and has received the written letter from the independent auditors required by Independence Standards Board Standard No. 1.

         The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, Signature Eyewear's internal controls and critical accounting policies, and the specific results of the audit. Management was present at part of some of these meetings. Lastly, the Audit Committee met with management and discussed the engagement of the independent auditors.

         Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2008.

         Management is responsible for Signature Eyewear's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Signature Eyewear's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is neither the Committee's duty nor responsibility to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not employees of Signature Eyewear and may not be, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, members have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Signature Eyewear's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, consultations and discussions with management and the independent auditors do not assure that Signature Eyewear's financial statements are presented in accordance with generally accepted accounting principles, that the audit of Signature Eyewear's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."


                                                     Respectfully Submitted,

                                                     Ted Pasternack, Chairman
                                                     Drew Miller




                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table provides information as of the record date regarding the Common Stock and Series A Convertible 2% Preferred Stock ("Series A Preferred") owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock or Series A Preferred; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

-----------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                    NUMBER OF                    SHARES OF
                                    SHARES OF                    SERIES A
                                  COMMON STOCK                  PREFERRED
   NAME AND ADDRESS OF            BENEFICIALLY    PERCENT OF   BENEFICIALLY     PERCENT
   BENEFICIAL OWNER(1)                OWNED        CLASS(2)        OWNED       OF CLASS
-------------------------------   ------------   -----------   ------------   -----------
Edward Meltzer                      102,850(3)        1.5%              --           --
-------------------------------   ------------   -----------   ------------   -----------
Drew Miller                          97,500           1.4               --           --
-------------------------------   ------------   -----------   ------------   -----------
Ted Pasternack                      200,000(4)        2.9               --           --
-------------------------------   ------------   -----------   ------------   -----------
Michael Prince                    1,004,278(5)       14.6               --           --
-------------------------------   ------------   -----------   ------------   -----------
Richard M. Torre                  1,837,500          26.8               --           --
-------------------------------   ------------   -----------   ------------   -----------
Kevin D. Seifert                     50,344(6)        0.7               --           --
-------------------------------   ------------   -----------   ------------   -----------
Raul Khantzis                        12,500           0.2               --           --
-------------------------------   ------------   -----------   ------------   -----------
Jill Gardner                         12,500           0.2               --           --
-------------------------------   ------------   -----------   ------------   -----------
Bluebird Finance Limited
Box 957, Road Town, Tortola       1,353,104(7)       16.3         1,200,000         100%
British Virgin Islands
-------------------------------   ------------   -----------   ------------   -----------
Craig N. Springer
205 North Fourth Street             650,000(8)        9.3               --           --
Grand Junction, CO 81502
-------------------------------   ------------   -----------   ------------   -----------
Ashford Capital, LLC
2532 Dupont Drive                   600,000(9)        8.3               --           --
Irvine, CA 92612
-------------------------------   ------------   -----------   ------------   -----------
All directors and executive
officers as a group (8 persons)   3,317,472(10)      47.6               --           --
-------------------------------   ------------   -----------   ------------   -----------

(1) The business address of each director and executive officer (each person identified in the table for whom addresses are not included) is c/o Signature Eyewear, Inc., 498 North Oak Street, Inglewood, CA 90302.

(2) Percent of class is based on number of outstanding shares of Common Stock plus number of shares that may be acquired upon exercise of options and warrants and conversion of Series A Preferred by the particular shareholder.

(3)  Represents shares held by trusts of which Mr. Meltzer is trustee.

(4) Includes 87,500 shares held by Mr. Pasternack's spouse in her individual retirement account.

(5)  Includes 9,000 shares that may be acquired upon exercise of options.

(6)  Includes 4,500 shares that may be acquired upon exercise of options.

(7) Represents shares that may be acquired upon conversion of the Series A Preferred currently or within the following 60 days.

(8) Includes (i) 550,000 shares owned by Springer Capital Corporation, a corporation owned by Mr. Springer; and (ii) 100,000 shares owned by Home Loan Investment Company; by virtue of being a director, officer and shareholder of that corporation, Mr. Springer shares voting and investment power with respect to these shares.

(9) Includes 300,000 shares that may be acquired upon exercise of warrants, provided, however, that the warrants may not be exercised to the extent that such exercise would result in Ashford Capital, LLC owning more than 9.9% of the outstanding Common Stock of the Company.

(10) Includes 13,500 shares that may be acquired upon exercise of options.

          COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock and to provide us with copies of the reports. The Company believes that all of these persons filed all required reports on a timely basis in fiscal 2008.


                               EXECUTIVE OFFICERS

         The following table sets forth certain information regarding our executive officers (other than Mr. Prince, whose information is set forth under "Election of Directors--Information About the Nominees").

-----------------------------------------------------------------------------------------------------------------
       NAME          AGE          POSITION                                PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------
Jill Gardner         41     Senior Vice President    Ms. Gardner joined the Company in 2003 as Vice President of
                                                     Design.  She was appointed Senior Vice President in 2006.
-----------------------------------------------------------------------------------------------------------------
Raul Khantzis        55     Senior Vice President    Mr. Khantzis joined the Company in 2003 as Vice President of
                                                     International Sales.  He was appointed Senior Vice President in 2006.
-----------------------------------------------------------------------------------------------------------------
Kevin D. Seifert     46     Senior Vice President    Mr. Seifert joined the Company in 1998 and has served as
                                                     Senior Vice President since 2006.
-----------------------------------------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION

OVERVIEW

         Our Board of Directors determines executive compensation. Our Board's focus is to establish compensation at levels necessary to attract, retain and motivate the best possible executive talent.

         In determining executive compensation, our Board considers the recommendations of its Compensation Committee. Historically, the Compensation Committee has based its recommendations on input from the Chief Executive Officer, third-party compensation surveys, the officers' current compensation, changes in cost of living, our financial condition, our operating results, and individual performance.

         Executive compensation can consist of base salary, bonus and equity compensation, as well as various health and welfare benefits. For the past several years, the Board has determined that salary should be the principal component of executive compensation. The Board has not adopted a formal bonus plan, and all bonuses are discretionary. The Board has not granted equity compensation since fiscal 2005, and our 1997 Stock Plan expired in 2007. The Board is not currently considering any new equity compensation plan.

                           SUMMARY COMPENSATION TABLE

         The following table shows certain information regarding total compensation for fiscal 2007 and 2008 for the Chief Executive Officer/Chief Financial Officer and the two other most highly compensated executive officers of the Company (the "Named Executive Officers").

--------------------------------------------------------------------------------
                                                       ALL OTHER
NAME AND                     FISCAL                    COMPENSA-
PRINCIPAL POSITION            YEAR       SALARY ($)    TION($)(1)    TOTAL ($)
--------------------------------------------------------------------------------

Michael Prince..............  2008       $320,350      $56,832(2)    $377,182
   Chief Executive Officer    2007       $285,193      $44,449(2)    $329,642
   Chief Financial Officer

Kevin D. Seifert............  2008       $126,089      $10,953(3)    $137,042
   Senior Vice President      2007       $112,537       $6,971       $119,508

Raul Khantzis...............  2008       $134,794       $2,550       $137,344
   Senior Vice President      2007       $116,809       $4,037       $120,846
--------------------------------------------------------------------------------

     (1) Includes company contributions under our 401(k) plan, automobile allowances and cash payments for accrued and unused vacation.

     (2) Of All Other Compensation, $36,222 and $26,922 represent cash payments for accrued and unused vacation in fiscal 2008 and fiscal 2007, respectively.

     (3) Of All Other Compensation, $4,462 represents cash payment for accrued and unused vacation in fiscal 2008.


         Executive compensation for fiscal 2008 consisted of base salary and our employee health and welfare plans, including matching contributions to our 401(k) plan.

         Effective March 11, 2008, we entered into employment agreements with our four executive officers. The employment agreement with Michael Prince, the Company's President, Chief Executive Officer and Chief Financial Officer, superseded his prior employment agreement. Under these employment agreements, the officers' annual base salaries are as follows: Michael Prince--$320,000; Kevin Seifert--$120,000; Raul Khantzis--$120,000 and Jill Gardner--$110,000. The annual base salaries increase every year a minimum of 5% on April 15 of each year, commencing April 15, 2009. In addition, we agreed to make contributions to the officers' accounts in the Company's 401(k) plan each year in an amount equal to a specified percentage, ranging from 40% to 100%, depending on the officer's age, of the maximum allowable employee contribution for such year under the rules of the Internal Revenue Service, up to a maximum of $30,000 each year. We may terminate an officer's employment at any time and each officer may terminate his or her employment at any time upon 30 days' prior notice. If an officer's employment is terminated by us without cause or by the officer for "good reason," the officer will be entitled to continue to receive base salary until the later to occur of six months from termination of employment or March 1, 2011 (2013 for Mr. Prince) and continuation of certain other benefits. "Good reason" is defined to include, among other things, an adverse change in the employee's position, responsibilities or duties, a reduction in compensation or assignment to an office or location outside the Los Angeles metropolitan area on other than a temporary basis.

         The Board of Directors did not award bonuses to executive officers for fiscal 2008.

PLAN-BASED AWARDS

         The Company granted no plan-based awards in fiscal 2008.

         The following table provides information concerning plan-based awards outstanding as of October 31, 2008 for each Named Executive Officer who had an outstanding plan-based award at that date.

-----------------------------------------------------------------------------------------------------
                     OUTSTANDING OPTIONS AT OCTOBER 31, 2008

                                                        OPTION AWARDS
                     --------------------------------------------------------------------------------
                         NUMBER OF
                         SECURITIES
                         UNDERLYING       NUMBER OF SECURITIES
                         UNEXERCISED           UNDERLYING
                           OPTIONS         UNEXERCISED OPTIONS    OPTION EXERCISE       OPTION
       NAME            (#)EXERCISABLE       (#)UNEXERCISABLE          PRICE($)      EXPIRATION DATE
-----------------      --------------       ----------------          --------      ---------------
Michael Prince              9,000                  --                   $4.00            7/15/09
Kevin D. Seifert            4,500                  --                   $4.00            7/15/09
-----------------------------------------------------------------------------------------------------

         No Named Executive Officer exercised options in fiscal 2008.


                        TRANSACTIONS WITH RELATED PERSONS

         We have a credit facility with Bluebird Finance Limited ("Bluebird") that we obtained in fiscal 2003. The facility consists of a revolving credit line and support for the $1,250,000 letter of credit securing our credit facility with Comerica Bank. Bluebird's commitment on the revolving credit facility was $1,885,500 as of October 31, 2008, and is reduced by $72,500 each quarter. The revolving credit line bears interest at the rate of 5% per annum, with payments of principal and interest on a 10-year amortization schedule that commenced in fiscal 2005, and is due and payable in April 2013. The credit facility is secured by a security interest in our assets. The outstanding principal balance on the revolving credit line was $1,812,500 as of January 31, 2009, and we paid $290,000 of principal and no interest on the credit line in fiscal 2008. Accrued interest on the facility at January 31, 2009 was $718,157. Bluebird owns all of the outstanding shares of Series A Preferred of the Company. These shares could have been converted into shares of Common Stock representing 16.3% of the outstanding Common Stock as of the record date.


                                 CODE OF ETHICS

         We have a code of ethics that applies to our directors, officers and employees. We will provide without charge a copy of the code of ethics to any person who so requests by a letter addressed to the Corporate Secretary, Signature Eyewear, Inc., 498 North Oak Street, Inglewood, California 90302.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Grobstein, Horwath & Company, LLP ("GHC") audited our financial statements for fiscal 2007 and reviewed out financial statements for the first three quarters of fiscal 2008. In December

2008, GHC advised the Company that effective December 8, 2008, the personnel of GHC joined Crowe Horwath LLP ("Crowe") and GHC resigned as our independent auditors. We thereupon engaged Crowe to audit our financial statements for fiscal 2008. Our Audit Committee approved this engagement.

         The audit reports of GHC on our financial statements as of and for fiscal years 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During our fiscal years ended October 31, 2007 and 2006 and through December 9, 2008, we did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Crowe did not provide either a written report or oral advice to us that was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

         In connection with the audits of our financial statements for the fiscal years 2007 and 2006 and through December 8, 2008, there were: (i) no disagreements between us and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their reports on our financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

         We have selected Squar, Milner, Peterson, Miranda & Williamson, LLP to audit our financial statements for the fiscal year ending October 31, 2009. We do not expect representatives of any of our current or former auditors to be present at the annual meeting.

         Aggregate fees billed to us by GHC and Crowe for professional services rendered with respect to our 2007 and 2008 fiscal years were as follows:

         ----------------------------------------------------------------
                                            GHC                  CROWE
                                 -------------------------     ----------
                                    2007           2008           2008
                                 ----------     ----------     ----------
         Audit Fees              $  105,901     $   51,704     $   46,581
         Audit-Related Fees           5,572              0              0
         Tax Fees                         0              0              0
         All Other Fees                   0              0              0
                                 ----------     ----------     ----------
                                 $  111,473     $   51,704     $   46,581
                                 ==========     ==========     ==========
         ----------------------------------------------------------------

         In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees we paid GHC or Crowe for professional services for the audit of our consolidated financial statements included in our Form 10-K and the review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and "tax fees" are fees for tax compliance, tax advice and tax planning.

         The policy of the Audit Committee is that it must approve in advance all services (audit and non-audit) to be rendered by the Company's independent auditors. The Audit Committee approved in advance the engagements of GHC and Crowe for their services in fiscal 2007 and 2008.


                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Shareholders who want to communicate with the Board of Directors or any individual director should write to: Corporate Secretary, Signature Eyewear, Inc., 498 North Oak Street, Inglewood, California 90302. The letter should indicate that you are a shareholder of Signature Eyewear, Inc. and set forth the number of shares you hold and how the shares are held if they are not registered in your name. Depending upon the subject matter, the Corporate Secretary will:

         o Forward the communication to the director or directors to whom it is addressed;

         o Delegate the inquiry to management where it is a request for information about Signature Eyewear or a stock-related matter; or

         o Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic, or is repetitive or redundant.


                              SHAREHOLDER PROPOSALS

         We anticipate holding our next Annual Meeting in May 2010. If you wish to submit proposals to be included in our proxy statement for the 2010 Annual Meeting of Shareholders, we must receive them on or before January 15, 2010. Please address your proposals to: Corporate Secretary, Signature Eyewear, Inc., 498 North Oak Street, Inglewood, California 90302.


                                  OTHER MATTERS

         Management does not know of any matters to be presented at the Annual Meeting other than those set forth above. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         WE WILL FURNISH WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, TO ANY SHAREHOLDER WHO SO REQUESTS BY WRITING TO: CORPORATE SECRETARY, SIGNATURE EYEWEAR, INC., 498 NORTH OAK STREET, INGLEWOOD, CALIFORNIA 90302. YOU CAN ALSO ACCESS OUR FORM 10-K ONLINE AT WWW.SIGNATUREEYEWEAR.COM.

Date:    March 17, 2009                     By Order of the Board of Directors


                                            Ted Pasternack, CORPORATE SECRETARY

                                      PROXY
                             SIGNATURE EYEWEAR, INC.


                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 6, 2009

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             SIGNATURE EYEWEAR, INC.

         The undersigned hereby appoints Richard M. Torre and Michael Prince, and each of them, the proxy or proxies of the undersigned with full powers of substitution each to attend and to vote at the Annual Meeting of Shareholders of Signature Eyewear, Inc. to be held on May 6, 2009 at 498 North Oak Street, Inglewood, California, beginning at 11:00 A.M. local time, and at any adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if personally present, in the manner indicated below and on the reverse side, and on any other matters properly brought before the Annual Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated March 17, 2009.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             SIGNATURE EYEWEAR, INC.

                                   MAY 6, 2009



               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               --------------------------------------------------
              The Notice of Meeting, proxy statement and proxy card
               are available at - http://www.signatureeyewear.com.




                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------


1. Election of the following nominees as directors:

                                   NOMINEES:
[_]  FOR ALL NOMINEES              O Edward Meltzer
                                   O Drew Miller
[_]  WITHHOLD AUTHORITY            O Ted Pasternack
     FOR ALL NOMINEES              O Michael Prince
                                   O Richard M. Torre
[_]  FOR ALL EXCEPT
    (See instructions below)


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
________________________________________________________________________________

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT (WHICH INCLUDES THE FORM 10-K) OF SIGNATURE EYEWEAR, INC.

This proxy will be voted FOR the nominees, unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Annual Meeting.



              MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. [_]

________________________________________________________________________________


To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that       [_]
changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder ___________________             Date:_________________

Signature of Shareholder ___________________             Date:_________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.